UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

PINNACLE WEST CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PINNACLE WEST ANNUAL SHAREHOLDER MEETING AND VOTING SUMMARY

The Company’s 2023 Annual Meeting of Shareholders (“Annual Meeting”) will be held at 1:30 p.m. Eastern Daylight Time (10:30 a.m., Arizona time), on Wednesday, May 17, 2023. The Annual Meeting will not be held at a physical location, but instead will be held virtually, where shareholders will participate by accessing a website using the internet. The Annual Meeting can be accessed at www.virtualshareholdermeeting.com/PNW. All shareholders of record at the close of business on March 10, 2023, are entitled to notice of and to vote at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on the proxy card, the Internet Notice or the voting instruction form. You also will be able to vote your shares electronically during the Annual Meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting).

Voting Instructions:

By Internet Before the Meeting at www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date specified below. Have your proxy card or voting instruction form in hand when you access the website and follow the instructions.

By Internet During the Meeting at www.virtualshareholdermeeting.com/PNW
Have the information that is printed in the box marked by the arrow available and follow the instructions. Shares held in the Pinnacle West 401(k) Plan cannot be voted during the Annual Meeting.

By Phone Before the Meeting 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date specified below. Have your proxy card or voting instruction form in hand when you call and then follow the instructions.

For shares held in the Pinnacle West 401(k) Plan, the cut-off date is 11:59 p.m. Eastern Daylight Time, May 14, 2023. Registered and Beneficial shareholder cut-off date is 11:59 p.m. Eastern Daylight Time, May 16, 2023.

By Mail Before the Meeting
You may vote by mail by promptly marking, signing, dating and mailing your proxy card or voting instruction form. (A postage-paid envelope is provided for mailing in the United States.)

PINNACLE WEST
CAPITAL CORPORATION



2023 Proxy Engagement

Forward Looking Statements

This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the current economic environment and its effects, such as lower economic growth, a tight labor market, inflation, supply chain delays, increased expenses, volatile capital markets, or other unpredictable effects; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer, and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments, and proceedings; new legislation, ballot initiatives and regulation or interpretations of existing legislation or regulations, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investment; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition, and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery, including as a result of delays in the development and application of new technologies; the cost of debt, including increased cost as a result of rising interest rates, and equity capital and the ability to access capital markets when required; environmental, economic, and other concerns surrounding coal-fired generation, including regulation of GHG emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant landowners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1
ESG leadership

2
Shift to clean

3
Substantive social impact

4
Strong governance

5
Voting items



PINNACLE WEST
CAPITAL CORPORATION

Arizona's Largest Electric Company

Service Territory[1]


Nevada
Utah
Colorado
Arizona
LAS VEGAS
FARMINGTON
FOUR CORNERS
New Mexico
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
BAGDAD
California
PRESCOTT
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Power Plants
Principal APS Transmission Lines
Major APS Solar Power Plants

Key Facts as of Dec. 31, 2022

Consolidated assets	$22.7B
Revenues	$4.3B
Market cap	~$8.6B
Generating capacity owned or leased – year end	~6.3 GW
Customers	1.3M
Current % from clean energy	~51%
Nuclear plant in U.S.	Largest

[1] As of December 31, 2022.

Attractive Customer Mix and Shifting Generation Profile

Retail Sales Mix[1]


Other
>1%
Residential
48%
Commercial
& Industrial
52%

Energy Mix – Will Shift Going Forward[1]


Demand Side
Management
15%
Gas
25%
Purchased
4%
Renewable
12%
Nuclear
24%
Coal
20%

[1] As of December 31, 2022.



Leading ESG Practices Guide Our Approach – Snapshot

Environmental



- Achieved a CDP Leadership score in Water Security four years in a row[1]
- MSCI ESG "AA" rating[2]
- Reduced carbon by 24% since 2005 and retired over 1,000 MW of coal

Social



- Diversity, equity and inclusion strategy
- 44% of new hires ethnically or racially diverse
- Commitment to support Coal Community Transition Plan

Governance



- 45% of independent directors gender or ethnically diverse
- ESG Executive Council
- Board oversight of strategy, risk, and ESG trends

[1] CDP scores 2019-2022.
[2] Report dated February 14, 2023.

PINNACLE WEST CAPITAL CORPORATION

ESG Leadership – Recognitions

2022 A- Score for Water Security

Pinnacle West's ESG Rating AA[1]

Training Magazine

2023 Ranked as a Top Employee and Development Organization

Forbes Best Employer in Arizona

Named to the annual ranking of the world's **2022 Top 100 Green Utilities** by Energy Intelligence

2021 US Women in Nuclear Leadership Award

[1] As of February 14, 2023

PINNACLE WEST CAPITAL CORPORATION

Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1
ESG leadership

2
Shift to clean

3
Substantive social impact

4
Strong governance

5
Voting items



PINNACLE WEST CAPITAL CORPORATION

A Clear Plan for Clean Energy Transition

Progress Towards Meeting Clean Energy Commitment

- Since 2020, have contracted over 2,100 MW of clean energy and storage to be in service for APS customers by end of 2025
- Issued All-Source RFP which seeks 1,000 – 1,500 MWs of resources, including up to 600 – 800 MWs of renewable resources to be in service from 2025 – 2027
- Charted course for healthy mix of APS-owned and third party-owned assets, to be continued through future planned RFPs



Pathway


2005
24%
2019
50%
2030
65%
2050
100%



Coal Exit Strategy – 7 Years Earlier than Originally Projected


Navajo 315 MW
2019
Cholla 387 MW
2024
Remaining
Four Corners
970 MW
2031[1]
Original projection
2018
2019
2025
2031
2038
Coal Free

[1]Four Corners will have the option to begin seasonal operation in Fall 2023 if deemed to be in the best interest of APS customers, and subject to the necessary approvals. Seasonal operation could reduce annual carbon emissions at Four Corners by an estimated 20-25%.

Coal Exit and Expiring Purchase Contracts Will Create a 6,000 MW Supply-Demand Gap by 2035



Peak Capacity (MW)
12,000
10,000
8,000
6,000
4,000
2,000
0
2020
2023
2026
2029
2032
2035
Total Load Requirements
Existing / Signed Contracts
Existing Owned Resources
6,000 MW¹
Closing the gap - opportunity

[1] Source of data: 2020 IRP. It is important to note that more than 6,000 MW of additions will be required, due to new resources being paired to meet reliability requirements (i.e., solar with storage requires 100 MW solar plus 100 MW of storage).

PINNACLE WEST CAPITAL CORPORATION

Key New Energy Sources Keeping us Tracking to our Goals

Initiatives

- Solar generation
- Wind generation
- Gas as a bridge fuel
- Demand-side management
- Energy storage solutions
- Innovation



Tracking our 2030 Clean* Energy Target


2022
2030
20%
10%
Coal
25%
14-19%
Gas
4%
6-7%
Purchased
24%
18%
Nuclear
12%
33-36%
Renewables**
15%
15%
DSM

*Clean energy is energy derived from zero-carbon resources; this includes grid-scale and distributed renewables, demand side management savings, nuclear and purchases of renewable energy.

**Renewables include energy from wind, solar, geothermal, biomass, distributed generations and solar purchase power agreements.

Tracking our 2030 Renewable* Energy Target


2022
0
15%
45%
2030

*Renewable is measured in accordance with the ACC's Renewable Energy Standard as a percent of retail sales.

PINNACLE WEST
CAPITAL CORPORATION

Managed Capital Plan to Support Customer Growth, Reliability, and Clean Transition


$1.53B
$226
$345
$217
$577
$167
2022
$1.67B
$265
$360
$260
$520
$265
2023E
$1.80B
$245
$465
$300
$530
$260
2024E
$1.85B
$245
$520
$300
$530
$255
2025E
Other Generation
Clean Generation
Transmission
Distribution
Other
APS Total 2023-2025 $5.32B

2023–2025 as disclosed in the 2022 Form 10-K.

PINNACLE WEST
CAPITAL CORPORATION

Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1
ESG leadership

2
Shift to clean

3
Substantive social impact

4
Strong governance

5
Voting items



PINNACLE WEST CAPITAL CORPORATION

Helping our Communities Thrive Creates Lasting Benefits for our Company

$14.7 Million



We **donated** more than **$14.7 million**

Community-Minded Employees



Employees pledged **$2.1 million** to United Way and spent an estimated **83,000 hours volunteering**

Earn to Learn


Open

Awarded **238 new scholarships** to low to moderate income students in Phoenix and rural areas

Customer Assistance



Provided rent and utility assistance to over **150 households** in partnership with St. Vincent de Paul

Heat Relief Strategy



Partnered with local nonprofits to **expand assistance to vulnerable individuals** during Arizona's hot summer months

Arizona Teachers K-12



1500 Arizona K-12 teachers received **$500** each to purchase classroom supplies for a total of **$750,000**

PINNACLE WEST CAPITAL CORPORATION

Customer Driven Initiatives Underway – A Few Examples

Take Charge AZ



- Pilot program to encourage electric vehicle adoption by installing charging stations
- Installed nearly 275 L2 and 20 DCFC plugs in 2022

Customer Advisory Board



- Gathers direct insight from residential customers
- Identifies customer concerns to shape solutions

Energy Management



- Demand response programs reward customers who shift energy use to low-cost times
  - smart thermostats
  - residential battery systems
  - connected water heaters

PINNACLE WEST CAPITAL CORPORATION

Supporting our People to Strengthen our Company

- Virtually hosted **54 summer interns** with a diversity rate of **63%** in 2022
- **Robust employee engagement**, including **10 Employee Network Groups**
- Average **employee tenure of approx. 13 years in 2022** due to strong talent strategy
- Total **turnover for 2022 was 11%** (3.6% of which were related to retirements)
- **Annual** and focused **quarterly pulse surveys** allow us to gather employee feedback, identify opportunities for improvement and compare our performance to other companies

PINNACLE WEST CAPITAL CORPORATION

Enhanced Diversity, Equity and Inclusion Unites Our Team

Employee Diversity in 2022



- **35%** are ethnically or racially diverse
- **26%** are female
- **15%** are veterans

New Hires in 2022



- **44%** were ethnically or racially diverse
- **40%** were female
- **7%** were veterans

Officers In 2022



- **39%** of all officers are female
- **18%** of all officers are ethnically or racially diverse

DEI Strategy

In 2021, we launched our **DEI Strategy.** Key activities in 2022:

- Bringing **inclusive leadership education** to business unit leadership teams
- Launching **DEI self paced module** for all employees
- Conducting **cultural competence assessments**

PINNACLE WEST
CAPITAL CORPORATION

Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1
ESG leadership

2
Shift to clean

3
Substantive social impact

4
Strong governance

5
Voting items



PINNACLE WEST
CAPITAL CORPORATION

Robust Shareholder Rights Reflect Investor Feedback

- **Threshold to call a special meeting of shareholders set at 15%**
- **Annual elections** of all directors with cumulative voting
- **No poison pill plan** or similar anti-takeover provision in place
- **No supermajority provisions** in our Articles of Incorporation or Bylaws
- **Proxy access rights** allowing up to 20 shareholders owning 3% of our outstanding stock for at least 3 years to nominate up to 25% of the Board

Our Strong Governance Enables Successful Execution

Board Independence



- Eleven of our twelve directors are **independent**
- **Robust Board refreshment,** with director retirement policy

Board Oversight



- Defined **oversight of environmental, social and governance practices** by the Corporate Governance and Public Responsibility Committee
- Robust management **succession planning**
- Board oversight of **strategy and risk**

PINNACLE WEST
CAPITAL CORPORATION

Diverse Board Representation

- **45%** of independent directors **gender or ethnically diverse**
- Diversity in skills, knowledge and expertise
- As of May 2023, **average tenure is 8.3** years



PINNACLE WEST CAPITAL CORPORATION

Executive Compensation Linked to Shareholder Priorities

- Substantial proportion of target compensation **is at risk**
- **Earnings per share performance** and **clean megawatts installed** metrics added to 2022 Performance Share grants replacing relative operational metrics
- **Anti-hedging** and **anti-pledging policies**
- **Stock ownership guidelines** for all Named Executive Officers
- **Clawback policy** for executive officers



Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story

1
ESG leadership

2
Shift to clean

3
Substantive social impact

4
Strong governance

5
Voting items



PINNACLE WEST
CAPITAL CORPORATION

Voting Items and Board Recommendations

1 To elect eleven directors to serve until the 2024 Annual Meeting of Shareholders.
– **FOR each director nominee**

2 To hold an advisory vote to approve executive compensation.
– **FOR**

3 To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation.
– **1 Year**

4 To approve the first amendment to the 2021 Long-Term Incentive Plan.
– **FOR**

5 To ratify the appointment of our independent accountant for the year ending December 31, 2023.
– **FOR**

6 To act upon a shareholder proposal requesting adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders.
– **AGAINST**

PINNACLE WEST
CAPITAL CORPORATION



PINNACLE WEST
CAPITAL CORPORATION

Your vote is needed!

Dear Fellow Shareholder:

We are looking forward to our upcoming 2023 Annual Meeting of Shareholders, which is being held on May 17, 2023. Pinnacle West achieved another year of strong operational performance in 2022 led by our talented and resourceful employees. We take tremendous pride in our commitment to customers, employees, the communities we serve across Arizona, and you, our shareholders.

Enclosed are the proxy materials, which highlight our business, our Board of Directors, our corporate governance, our executive compensation program, and certain audit matters. This year you are being asked to vote on 6 proposals. Those proposals, together with management's recommendation, are:

Proposal 1	To elect eleven Directors to serve until the 2024 Annual Meeting of Shareholders	FOR
Proposal 2	To hold an advisory vote to approve executive compensation	FOR
Proposal 3	To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation	FOR ONE YEAR
Proposal 4	To approve the first amendment to the 2021 Long-Term Incentive Plan	FOR
Proposal 5	To ratify the appointment of our independent accountant for the year ending December 31, 2023	FOR
Proposal 6	To act upon a shareholder proposal requesting adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders	AGAINST

Your vote is important! Even if you do not participate in the Annual Meeting, please take time to vote.

THREE WAYS TO VOTE

PROXY QUESTIONS?
Call 1-602-250-3011

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

P83505-LTR

Your **Vote** Counts!

PINNACLE WEST CAPITAL CORPORATION

2023 Annual Meeting
Vote by May 16, 2023 11:59 PM EDT.
For shares held in a Savings Plan, vote by
May 14, 2023 11:59 PM EDT.



PINNACLE WEST CAPITAL CORPORATION
ATTN: SHAREHOLDER SERVICES
400 NORTH FIFTH STREET, STA 8602
PHOENIX, AZ 85004

D95506-P86088-Z84282

You invested in PINNACLE WEST CAPITAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2023.**

Get informed before you vote

View the Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting these documents prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 17, 2023
1:30 p.m. EDT

Virtually at:
www.virtualshareholdermeeting.com/PNW

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect eleven directors to serve until the 2024 Annual Meeting of Shareholders. **Nominees:** 01) Glynis A. Bryan 02) Gonzalo A. de la Melena, Jr. 03) Richard P. Fox 04) Jeffrey B. Guldner 05) Kathryn L. Munro 06) Bruce J. Nordstrom 07) Paula J. Sims 08) William H. Spence 09) Kristine L. Svinicki 10) James E. Trevathan, Jr. 11) David P. Wagener	For
2. To hold an advisory vote to approve executive compensation.	For
3. To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation.	1 Year
4. To approve the first amendment to the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan.	For
5. To ratify the appointment of our independent accountant for the year ending December 31, 2023.	For
6. To act upon a shareholder proposal requesting adoption of a policy separating the chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".


VOTE!
Your proxy vote matters
Inside APS

The Pinnacle West Capital Corporation Annual Meeting of Shareholders is scheduled for May 17, 2023.

If you hold Pinnacle West Capital Corporation shares, we encourage you to vote. We've made it easy to vote online using your phone, tablet or PC at proxyvote.com.

The site will ask for a control number which can be found on your proxy card or the broker instruction card.

Before you make any voting decision, you are urged to read all relevant material on the pinnaclewest.com Annual Meeting page.

Annual Meeting of Shareholders



Meeting Information

Date and Time

May 17, 2023 01:30 PM EST (10:30 AM Arizona time)

Add to calendar

Place

Online at [illegible]

Who Can Vote

All shareholders of record at the close of business on March 10, 2023, are entitled to notice of and to vote at the Annual Meeting

VOTE NOW

At Pinnacle West and our subsidiaries, we are committed to increased connections with our customers, communities and colleagues. The result is a company dedicated to earning customers' trust and building a solid foundation shareholders can count on. We identified the following long-term strategic issues as priority areas of focus for our Company and employees during the next decade:

- Focus on customer experience and community stewardship
- Support an evolving workforce
- Ensure long-term financial health
- Decarbonize and manage generation resources amidst challenges
- Achieve a constructive regulatory environment


VOTE YOUR PROXY TODAY!
Let your vote be heard.
2023 Annual Meeting of Shareholders
YOUR VOTE MATTERS.
We've made it easy, so please take two minutes right now to vote using your preferred device.
PHONE
TABLET
PC
Go to: Proxyvote.com
or Phone: 1-800-690-6903

Annual Meeting of Shareholders



Meeting Information

Date and Time

May 17, 2023, 01:30 PM EST (10:30 AM Arizona time)

Add to calendar

Place

Online at www.virtualshareholdermeeting.com/PNW

Who Can Vote

All shareholders of record at the close of business on March 10, 2023, are entitled to notice of and to vote at the Annual Meeting.

VOTE NOW

At Pinnacle West and our subsidiaries, we are committed to increased connections with our customers, communities and colleagues. The result is a company dedicated to earning customers' trust and building a solid foundation shareholders can count on. We identified the following long-term strategic issues as priority areas of focus for our Company and employees during the next decade:

- Focus on customer experience and community stewardship
- Support an evolving workforce
- Ensure long-term financial health
- Decarbonize and manage generation resources amidst challenges
- Achieve a constructive regulatory environment

VOTING ITEMS		BOARD RECOMMENDATION
Proposal 1	To elect eleven directors to serve until the 2024 Annual Meeting of Shareholders	FOR each director nominee
Proposal 2	To hold an advisory vote to approve executive compensation	FOR
Proposal 3	To hold an advisory vote on the frequency of our shareholders advisory votes on executive compensation	1 YEAR
Proposal 4	To approve the first amendment to the 2021 Long-Term Incentive Plan	FOR
Proposal 5	To ratify the appointment of our independent accountant for the year ending December 31, 2023	FOR
Proposal 6	To act upon a shareholder proposal requesting adoption of a policy separating the Chairman and CEO roles and requiring an independent Board Chairman whenever possible, if properly presented at the 2023 Annual Meeting of Shareholders	AGAINST

2023 Proxy Statement　　2022 Annual Report


Let's vote on it.
Let your proxy vote be heard.
PINNACLE WEST
CAPITAL CORPORATION
YOUR VOTE MATTERS.
We've made it easy, so please take two minutes right now to vote using your preferred device.
PHONE
TABLET
PC
Go to:
Proxyvote.com
P83505-EPN

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission ("SEC") permits companies to send the enclosed "Notice" instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company's proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company's costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the *Get informed before you vote* section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC's Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.



Let's vote on it.
Let your proxy vote be heard.
PINNACLE WEST
CAPITAL CORPORATION
YOUR VOTE MATTERS.
We've made it easy, so please take two minutes right now to vote using your preferred device.
PHONE
TABLET
PC
Go to:
Proxyvote.com
Call:
1-800-690-6903